                                 Exhibit 23(a)








                       Consent of Deloitte & Touche LLP,
                       Independent Auditors to Registrant








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



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Core Materials Corporation on Form S-8 of our report dated March 21, 1997, appearing in the Annual Report on Form 10-K of Core Materials Corporation for the year ended December 31, 1996.



/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Chicago, Illinois

May 29, 1997


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